                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-1

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      NOVEMBER 21, 1997


                                VIEW TECH, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



 DELAWARE                           0-25940                77-0312442
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE       (I.R.S. EMPLOYER
 OF INCORPORATION)                  NUMBER)                IDENTIFICATION NO.)



      3760 CALLE TECATE, SUITE A, CAMARILLO CALIFORNIA          93012
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (805) 482-8277



                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



EXPLANATORY NOTE: Pursuant to Item 7, this Form 8-K/A amends Item 7 of View Tech, Inc.'s ("View Tech") Current Report on Form 8-K filed on December 5, 1997, to provide the financial statements of the business acquired and the pro forma financial information required by Item 7. The remaining Items have not been amended and have not been restated in this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                                                                              Page Number
                                                                              -----------
(a)  Financial Statements of Business Acquired-Vermont Telecommunications
     Network Services, Inc.

     1. Independent Auditors' Report                                               3

        Balance Sheet as of December 31, 1996                                      4

        Statement of Income and Retained Earnings for the Year Ended
         December 31, 1996                                                         5

        Statement of Cash Flows for the Year Ended December 31, 1996               6

        Notes to Financial Statements                                              7

        Supplemental Schedule - Selling, General and Administrative               11

     2. Independent Accountants' Compilation Report                               12

        Balance Sheet as of September 30, 1997 (unaudited)                        13

        Statement of Income and Retained Earnings for the Nine Months
         Ended September 30, 1997 (unaudited)                                     14

        Statement of Cash Flows for the Nine Months ended September               15
         30, 1997 (unaudited)

        Supplemental Schedule - Selling, General and Administrative               16

(b)  Pro Forma Financial Information

     1. Pro Forma Condensed Combined Balance Sheet as of September
         30, 1997 (unaudited)                                                     17

        Pro Forma Statement of Operations for the Twelve Months Ended
         December 31, 1996 (unaudited)                                            18

        Pro Forma Statement of Operations for the Nine Months Ended
         September 30, 1997 (unaudited)                                           19

        Notes to Pro Forma Financial Statements                                   20

        Signature Page                                                            22

(c)  Exhibits.

     Exhibit Index                                                                23

     23.1  Consent of McSoley McCoy & Co., filed herewith                         24

     99.1  Press release announcing completion of the acquisition, dated
            November 13, 1997.                                                    25

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Vermont Telecommunications
Network Services, Inc.
Burlington, Vermont


We have audited the accompanying balance sheet of Vermont Telecommunications Network Services, Inc. as of December 31, 1996, and the related statement of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vermont Telecommunications Network Services, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information as listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ McSoley McCoy & Co.

October 10, 1997
Vermont Reg. No. 92-349

                  VERMONT TELECOMMUNICATIONS NETWORK SERVICES
                   Statement of Income and Retained Earnings
                      For the Year Ended December 31, 1996

                                                 ASSETS
                                                 ------
Current assets:
     Cash and cash equivalents (note 6)                                                           $  297,563
     Accounts receivable, less allowance for doubtful
      accounts of $67,460 at December 31, 1996 (note 5)                                              716,177
     Due from officers and employees                                                                  43,094
     Deposits                                                                                          5,735
     Investments                                                                                      50,738
                                                                                                  ----------

     Total current assets                                                                          1,113,307

Property and equipment, net (note 2)                                                                  56,764
Covenant not to compete, net (note 3)                                                                 42,597
                                                                                                  ----------

     TOTAL ASSETS                                                                                 $1,212,668
                                                                                                  ==========
                                  LIABILITIES AND STOCKHOLDERS' EQUITY
                                  ------------------------------------
Current liabilities:
     Accounts payable                                                                             $    1,808
     Accrued wages and withholdings                                                                  166,445
     Accrued profit sharing contribution (note 10)                                                    49,134
     Sales tax payable                                                                                   151
     Current installments of long-term debt (note 4)                                                  28,753
     Due to affiliate                                                                                  6,663
     Other accrued expenses                                                                            4,103
                                                                                                  ----------

     Total current liabilities                                                                       257,057

Long-term debt, less current installments (note 4)                                                    25,427

Stockholders' equity:
     Common stock, $1 par 100 shares authorized, 75 issued and outstanding                                75
     Additional paid in capital in excess of par                                                      24,925
     Retained earnings                                                                               930,184
     Treasury stock, 25 shares, at cost                                                              (25,000)
                                                                                                  ----------

     Total stockholders' equity                                                                      930,184
                                                                                                  ----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                   $1,212,668
                                                                                                  ==========

                         See auditors' report and notes to financial statements.

                  VERMONT TELECOMMUNICATIONS NETWORK SERVICES
                   Statement of Income and Retained Earnings
                      For the Year Ended December 31, 1996

Revenue from product sales                                              $   83,830
Cost of goods sold                                                          62,887
                                                                        ----------

      Gross profit on product sales                                         20,943
                                                                        ----------

Revenue from commissions (note 5)                                        2,431,026
Commissions paid to salespeople                                            738,091
                                                                        ----------

      Gross profit on commissions                                        1,692,935
                                                                        ----------

      Total gross profit                                                 1,713,878

Selling, general and administrative expenses (notes 7, 8 and 10)           971,869
                                                                        ----------

Income from operations                                                     742,009
                                                                        ----------

Other income and (expense)
      Interest income                                                       14,584
      Interest expense                                                      (7,204)
      Dividend income                                                        1,593
      Miscellaneous income                                                  11,216
                                                                        ----------

      Total other income                                                    20,189
                                                                        ----------

Net income                                                                 762,198

Retained earnings, beginning of year                                       639,520

Less:  dividends declared                                                  471,534
                                                                        ----------

Retained earnings, end of year                                          $  930,184
                                                                        ==========

            See auditors' report and notes to financial statements.

               VERMONT TELECOMMUNICATIONS NETWORK SERVICES, INC.
                            Statement of Cash Flows
                      For the Year Ended December 31, 1996

Cash flows from operating activities:
  Net Income                                                      $ 762,198
                                                                  ---------
  Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization                                    36,953
    Changes in assets and liabilities:
      Increase in accounts receivable                              (278,664)
      Increase in due from officers and employees                    (1,966)
      Increase in deposits                                           (2,715)
      Decrease in accounts payable                                   (1,952)
      Increase in accrued wages                                     119,297
      Increase in accrued profit sharing                             12,086
      Increase in sales tax payable                                      86
      Increase in other accrued expenses                              4,103
                                                                  ---------
    Total adjustments                                              (112,772)
                                                                  ---------

  Net cash provided by operating activities                         649,426
                                                                  ---------
Cash flows from investing activities:
  Purchase of investments                                           (50,738)
  Purchase of property and equipment                                (13,315)
                                                                  ---------

  Net cash used by investing activities                             (64,053)
                                                                  ---------

Cash flows from financing activities:
  Principal payments on long-term debt                              (26,949)
  Dividends declared                                               (471,534)
                                                                  ---------

  Net cash used by financing activities                            (498,483)
                                                                  ---------

Net increase in cash and cash equivalents                            86,890

Cash and cash equivalents, beginning of year                        210,673
                                                                  ---------

Cash and cash equivalents, end of year                            $ 297,563
                                                                  =========
Supplemental cash flow information:
      Interest expense                                                7,204
      Income taxes                                                      150

            See auditors' report and notes to financial statements.

               VERMONT TELECOMMUNICATIONS NETWORK SERVICES, INC.
                         Notes to Financial Statements

1)   Summary of Significant Accounting Policies
     ------------------------------------------

     A summary of the Company's significant accounting policies consistently applied in the accompanying financial statements follows:

  a) Organization and Purpose
     ------------------------

     The Company operates as an authorized sales agent for NYNEX corporation, selling telephone network service in Vermont, New Hampshire, western Massachusetts and upstate New York.

  b) Basis of Accounting
     -------------------

     Assets and liabilities are recorded and revenues and expenses are recognized using the accrual basis of accounting. Revenue is recognized when orders are signed by customers.

  c) Property and Equipment
     ----------------------

     Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the assets' useful lives ranging from 5 to 31.5 years.

  d) Covenant Not To Compete
     -----------------------

     The covenant not to compete is stated at cost. Amortization is calculated using the straight-line method over the period of seven years.

  e) Income Taxes
     ------------

     The Company has elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code. Under those provisions, taxable income from the Corporation is generally taxed to the shareholders rather than the Company. The Company uses the cash basis of accounting for income tax purposes.

  f) Cash Equivalents
     ----------------

     The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash equivalents consist of money market funds.

               VERMONT TELECOMMUNICATIONS NETWORK SERVICES, INC.
                         Notes to Financial Statements

     Summary of Significant Accounting Policies (continued)
     -------------------------------------------

  g) Estimates
     ---------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  h) Investments
     -----------

     Investments consist of 900 shares of NYNEX common stock, stated at cost, which approximates market value.


2)   Property and Equipment
     ----------------------

  Property and equipment and accumulated depreciation as of December 31, 1996 is as follows:

         Computer equipment                 $ 59,534
         Office furniture                     19,262
         Office equipment                     24,426
         Leasehold improvements                2,509
                                            --------

                                             105,731
         Less accumulated depreciation        48,967
                                            --------

         Property and equipment, net        $ 56,764
                                            ========

  Depreciation expense for the year ended December 31, 1996 was $15,655.


3)   Covenant Not To Compete
     -----------------------

  The Company has a covenant with Vermont Telephone Service and Supply Company which prohibits Vermont Telephone Service and Supply Co. from acting as a sales agent of NYNEX. This covenant expires in October, 1998 and is stated at $42,597, net of accumulated amortization of $106,492 at December 31, 1996.

               VERMONT TELECOMMUNICATIONS NETWORK SERVICES, INC.
                         Notes to Financial Statements

4)   Long-term Debt
     --------------

  Long-term debt at December 31, 1996 consisted of the following:

         Note payable requiring monthly
         payments of $2,619 including interest
         at 6.5%, through October, 1998                      $54,180
         Less current installments                            28,753
                                                             -------
         Long-term debt, less current
            installments                                     $25,427
                                                             =======

5)   Major Customer
     --------------

  Substantially all of the Company's revenue is derived either directly or indirectly from the Company's relationship as a sales agent for NYNEX. Substantially all of the accounts receivable consist of commissions earned from NYNEX. The Company has a contract with NYNEX through December 31, 1998. Termination or non-renewal of the contract could have a negative impact on the Company's ability to continue as a going concern.

6)   Concentration of Credit Risk
     ----------------------------

  At December 31, 1996, the Company maintained a cash balance which exceeded federally insured limits by $243,748.

7)   Leases
     ------

  The Company leases an automobile under an operating lease requiring monthly payments of $599 through February 1998.

  The Company also leases office space under three lease agreements expiring on varying dates through September 1997. Rent expense for the year ended December 31, 1996 amounted to $29,603.

8)   Related Party Transactions
     --------------------------

  The Company is related through common ownership to North American Telecommunications. During the year ended December 31, 1996 the Company provided administrative and management services to North American Telecommunications at no charge.

               VERMONT TELECOMMUNICATIONS NETWORK SERVICES, INC.
                         Notes to Financial Statements

9)   Line of Credit
     --------------

  The Company has a line of credit agreement with a local bank with a maximum borrowing limit of $100,000. There were no borrowings outstanding on the line at December 31, 1996.

10)  Employee Benefit Plan
     ---------------------

  The Company has a discretionary, noncontributory profit sharing plan that covers substantially all administrative employees. Contributions to the plan amounted to $49,134 in 1996.

11)  Commitments
     -----------

     The Company has an agreement with a salesperson through 1997 under which the salesperson receives a base salary of $36,500. This salesperson is also eligible to receive commissions.

12)  Sale of Operating Assets
     ------------------------

  On July 25, 1997, the Company signed a letter of intent to sell substantially all of its operating assets to View Tech, Inc. Under the agreement, the Company will cease operations. The parties executed a definitive purchase and sale agreement during October 1997.

               VERMONT TELECOMMUNICATIONS NETWORK SERVICES, INC.
           Supplemental Schedule of Selling, Administrative Expenses
                      For the Year Ended December 31, 1996

Advertising and promotion                                                $  1,973
Amortization                                                               21,298
Auto expense - officer                                                      8,869
Auto expense - other                                                       13,358
Bad debt expense                                                           67,460
Bank charges and brokerage fees                                             2,578
Contract labor                                                              6,243
Contributions                                                               3,738
Depreciation                                                               15,655
Dues & subscriptions                                                        2,456
Education and training                                                      1,010
Employee benefits                                                             999
Equipment lease                                                               702
Insurance - group                                                          57,884
Insurance - officer's life                                                    948
Insurance - other                                                           1,258
Office supplies                                                            18,946
Profit sharing contribution                                                49,134
Profit sharing administration                                               1,619
Maintenance and repairs - other                                             6,287
Meals and entertainment                                                    10,088
Miscellaneous                                                               1,629
Postage and shipping                                                        6,535
Professional fees                                                          14,758
Referral fees                                                               3,246
Rent                                                                       29,603
Salaries and wages - administrative                                       258,693
Salaries and wages - officers                                             244,580
Salaries and wages - sales                                                 10,067
Taxes - payroll                                                            78,987
Taxes - property                                                              826
Taxes - other                                                                 150
Telephone                                                                  16,317
Travel                                                                      9,988
Utilities                                                                   3,987
                                                                         --------

 Total                                                                   $971,869
                                                                         ========

                             See auditors' report.

                        INDEPENDENT ACCOUNTANTS' REPORT
                        -------------------------------


Vermont Telecommunications
Network Services, Inc.
Burlington, Vermont


We have compiled the accompanying balance sheet of Vermont Telecommunications Network Services, Inc. as of September 30, 1997, and the related statement of income and retained earnings and cash flows for the nine months then ended, and the accompanying schedules of selling, general and administrative expenses, which are presented only for supplementary analysis purposes, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures and statement were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.


/s/ McSoley McCoy & Co.

January 21, 1998
Vermont Reg. No. 92-349

               VERMONT TELECOMMUNICATIONS NETWORK SERVICES, INC.
                                 Balance Sheets
                               September 30, 1997


                                               ASSETS
                                               ------
Current assets:
     Cash and cash equivalents                                                                $214,445
     Accounts receivable, less allowance for doubtful
       accounts of $40,000                                                                     357,517
     Due from officers and employees                                                            47,330
     Inventory                                                                                   3,971
     Deposits                                                                                      660
                                                                                              --------

     Total current assets                                                                      623,923

Property and equipment, net                                                                    129,847

Covenant not to compete, net                                                                    26,623
                                                                                              --------

     TOTAL ASSETS                                                                             $780,393
                                                                                              ========

                             LIABILITIES AND STOCKHOLDERS' EQUITY
                             ------------------------------------

Current liabilities:
     Accounts payable                                                                         $ 34,577
     Accrued wages and withholdings                                                            120,800
     Current installments of long-term debt                                                     30,186
     Sales tax payable                                                                             179
     Other accrued expenses                                                                        349
                                                                                              --------

     Total current liabilities                                                                 186,091

Long-term debt, less current installments                                                        3,042

Stockholders' equity:
     Common stock, $1 par value, 100 shares authorized, 75 issued and outstanding                   75
     Additional paid in capital in excess of par                                                24,925
     Retained earnings                                                                         591,260
     Treasury stock, 25 shares, at cost                                                        (25,000)
                                                                                              --------

     Total stockholders' equity                                                                591,260
                                                                                              --------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $780,393
                                                                                              ========

                      See accountants' compilation report.

                  VERMONT TELECOMMUNICATIONS NETWORK SERVICES
                   Statement of Income and Retained Earnings
                  For the Nine Months Ended September 30, 1997

                                                             Quarter                      Year
                                                              Ended                        to
                                                           September 30                   Date
                                                           ------------                ----------
Revenue from product sales                                  $ 28,615                   $   78,782
Cost of goods sold                                            16,267                       71,231
                                                            --------                   ----------

      Gross profit on product sales                           12,348                        7,551
                                                            --------                   ----------

Revenue from commissions                                     539,174                    1,671,596
Commissions paid to salespeople                              107,668                      441,522
                                                            --------                   ----------

      Gross profit on commissions                            431,506                    1,230,074
                                                            --------                   ----------

      Total gross profit                                     443,854                    1,237,625

Selling, general and administrative expenses                 372,218                      917,881
                                                            --------                   ----------

Income from operations                                        71,636                      319,744
                                                            --------                   ----------

Other income and (expense)
      Interest income                                            802                        8,199
      Interest expense                                          (114)                        (402)
      Dividend income                                             85                        1,168
      Miscellaneous income                                     1,622                        6,693
                                                            --------                   ----------

      Total other income                                       2,395                       15,658
                                                            --------                   ----------

Net income                                                    74,031                      335,402

Retained earnings, beginning of period                       547,279                      930,184

Less:  dividends declared                                     30,050                      674,326
                                                            --------                   ----------

Retained earnings, end of period                            $591,260                   $  591,260
                                                            ========                   ==========

                      See accountants' compilation report.

               VERMONT TELECOMMUNICATIONS NETWORK SERVICES, INC.
                            Statement of Cash Flows
                 For the Nine Months Ended September 30, 1997

Cash flows from operating activities:
   Net Income                                                         $ 335,402
                                                                      ---------

   Adjustments to reconcile net income to net cash
   provided by operating activities:
      Depreciation and amortization                                      35,302
      Changes in assets and liabilities:
       Decrease in accounts receivable                                  358,660
       Increase in inventory                                             (3,971)
       Increase in due from officers and employees                       (4,236)
       Decrease in deposits                                               5,075
       Increase in accounts payable                                      32,769
       Decrease in due to affiliate                                      (6,663)
       Decrease in accrued wages and withholdings                       (45,645)
       Decrease in accrued profit sharing                               (49,134)
       Increase in sales tax payable                                         28
       Decrease in other accrued expenses                                (3,754)
                                                                      ---------

      Total adjustments                                                 318,431
                                                                      ---------

   Net cash provided by operating activities                            653,833
                                                                      ---------

Cash flows from investing activities:
   Purchase of property and equipment                                   (92,411)
   Sale of investments                                                   50,738
                                                                      ---------

   Net cash used by investing activities                                (41,673)
                                                                      ---------

Cash flows from financing activities:
   Principal payments on long-term debt                                 (20,952)
   Dividends declared                                                  (674,326)
                                                                      ---------

   Net cash used by financing activities                               (695,278)
                                                                      ---------

Net decrease in cash and cash equivalents                               (83,118)

Cash and cash equivalents, beginning of period                          297,563
                                                                      ---------

Cash and cash equivalents, end of period                              $ 214,445
                                                                      =========

Supplemental cash flow information:
   Interest expense                                                         402
   Income taxes                                                             554


                           See accountants' report.

               VERMONT TELECOMMUNICATIONS NETWORK SERVICES, INC.
           Supplemental Schedule of Selling, Administrative Expenses
                  For the Nine Months Ended September 30, 1997

                                                                        Quarter                       Year
                                                                         Ended                         to
                                                                      September 30                    Date
                                                                      ------------                 ----------
Advertising and promotion                                               $  1,073                    $  6,747
Amortization                                                               5,325                      15,974
Auto expense - officer                                                     2,005                       8,292
Auto expense - other                                                       6,175                      11,563
Bank charges and brokerage fees                                              529                       1,710
Contract labor                                                             2,874                       7,068
Contributions                                                                  -                         587
Depreciation                                                               7,569                      19,335
Dues & subscriptions                                                         695                       1,119
Employee benefits                                                              -                       2,732
Insurance - group                                                          8,575                      29,750
Insurance - officer's life                                                   256                         768
Insurance - other                                                            161                         191
Office supplies                                                            4,167                      16,272
Profit sharing contribution                                                    -                         575
Profit sharing administration                                                  -                       1,060
Maintenance and repairs - other                                            2,247                       5,903
Meals and entertainment                                                    5,479                      13,726
Miscellaneous                                                                305                         935
Postage and shipping                                                         752                       3,943
Professional fees                                                         31,515                      46,566
Referral fees                                                              4,025                       8,091
Rent                                                                      13,766                      30,966
Salaries and wages - administrative                                       78,049                     216,033
Salaries and wages - officers                                             87,462                     262,385
Salaries and wages - sales                                                62,886                      68,867
Taxes - payroll                                                           19,403                      76,899
Taxes - property                                                             241                         711
Taxes - other                                                                  -                         554
Telephone                                                                 21,990                      35,028
Travel                                                                     3,718                      20,500
Utilities                                                                    976                       3,031
                                                                        --------                    --------

   Total                                                                $372,218                    $917,881
                                                                        ========                    ========

                           See accountants' report.

                                VIEW TECH, INC.
                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                                                                            Pro Forma           Pro Forma
                                                                View Tech       VTNSI      Adjustments          Combined
                                                              -------------   ----------   ------------       -------------
ASSETS:
Current Assets:
     Cash and cash equivalents..............................   $ 1,456,544     $214,445    $        --         $ 1,670,989
     Accounts receivable, net...............................    12,668,364      357,517                         13,025,881
     Inventory..............................................     2,283,540           --                          2,283,540
     Other current assets...................................       437,213       51,961                            489,174
                                                               -----------     --------     ----------         -----------
          Total Current Assets..............................    16,845,661      623,923                         17,469,584

Property and equipment, net.................................     2,907,949      129,847                          3,037,796
Excess of cost over net assets acquired, net................     1,548,606           --      2,258,740  (3)      3,807,346
Other assets................................................       438,617       26,623                            465,240
                                                               -----------     --------     ----------         -----------

                                                               $21,740,833     $780,393     $2,258,740         $24,779,966
                                                               ===========     ========     ==========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
     Accounts payable.......................................   $ 7,452,954     $ 34,577     $  200,000  (3)    $ 7,687,531
     Short-term bank debt - lines of credit.................     3,220,496           --      2,000,000  (3)      5,220,496
     Note payable...........................................            --           --        250,000  (3)        250,000
     Current portion of capital lease obligations...........       487,497           --                            487,497
     Other current liabilities..............................     2,795,858      151,514                          2,947,372
                                                               -----------     --------     ----------         -----------

          Total Current Liabilities.........................    13,956,805      186,091      2,450,000          16,592,896
                                                               -----------     --------     ----------         -----------

Long -Term Liabilities                                            465, 271        3,042             --             468,313
                                                               -----------     --------     ----------         -----------

Stockholders' Equity:
     Common stock, par value $0.01..........................           639           75            (69) (2)            645
     Additional paid-in capital.............................    12,732,439       24,925        375,069  (2)     13,132,433
     Treasury stock.........................................            --      (25,000)        25,000  (2)             --
     Retained earnings (deficit)............................    (5,414,321)     591,260       (591,260) (2)     (5,414,321)
                                                               -----------     --------     ----------         -----------
                                                                 7,318,757      591,260       (191,260)          7,718,757
                                                               -----------     --------     ----------         -----------
                                                               $21,740,833     $780,393     $2,258,740         $24,779,966
                                                               ===========     ========     ==========         ===========

      See notes to the pro forma condensed combined financial statements.

                                VIEW TECH, INC.
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                                           Twelve Months Ended December 31, 1996
                                           ----------------------------------------------------------------------
                                                                                                   Pro Forma
                                               View Tech                   VTNSI                    Combined
                                           ------------------         ----------------         ------------------
Revenues                                         $36,948,232                $2,514,856               $39,463,088

Operating Expenses:
  Costs of goods sold...................          18,370,747                    62,887                18,433,634
  Selling, general & administrative (3).          18,512,898                 1,709,960                20,335,795
  Merger costs..........................           2,563,573                        --                 2,563,573
                                                 -----------                ----------               -----------
                                                  39,447,218                 1,772,847                41,333,002
                                                 -----------                ----------               -----------

Income (Loss) from Operations...........          (2,498,986)                  742,009                (1,869,914)

Other Income (Expenses) (3).............            (660,799)                   20,189                  (840,610)
                                                 -----------                ----------               -----------

Income (Loss) before Income Taxes.......          (3,159,785)                  762,198                (2,710,524)

Provision for Income Taxes(5)...........            (172,434)                       --                  (172,434)
                                                 -----------                ----------               -----------

Net Income (Loss).......................         $(2,987,351)               $  762,198               $(2,538,090)
                                                 ===========                ==========               ===========

Earnings (Loss) Per Share...............         $      (.57)                                        $      (.48)
                                                 ===========                                         ===========

Weighted Average Shares
Outstanding (4).........................           5,262,243                                           5,324,355
                                                 ===========                                         ===========

      See notes to the pro forma condensed combined financial statements.

                                VIEW TECH, INC.
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)


                                                           Nine Months Ended September 30, 1997
                                                           ------------------------------------
                                                                                                   Pro Forma
                                               View Tech                   VTNSI                   Combined
                                           ------------------         ---------------         ------------------
Revenues                                         $35,232,704               $1,750,378               $36,983,082

Operating Expenses:
  Costs of goods sold...................          16,901,135                   71,231                16,972,366
  Selling, general & administrative (3).          18,030,310                1,359,403                19,474,416
                                                 -----------               ----------               -----------
                                                  34,931,445                1,430,634                36,446,782
                                                 -----------               ----------               -----------

Income from Operations..................             301,259                  319,744                   536,300

Other Income (Expenses) (3).............            (194,990)                  15,658                  (329,332)
                                                 -----------               ----------               -----------

Income before Income Taxes..............             106,269                  335,402                   206,968

Provision for Income Taxes (5)..........               4,512                       --                     4,512
                                                 -----------               ----------               -----------

Net Income (Loss).......................         $   101,757               $  335,402               $   202,456
                                                 ===========               ==========               ===========

Earnings Per Share......................         $       .02                                        $       .03
                                                 ===========                                        ===========

Weighted Average Shares
Outstanding(4)..........................           6,323,135                                          6,369,719
                                                 ===========                                        ===========

      See notes to the pro forma condensed combined financial statements.

                                VIEW TECH, INC.
                NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)
1.  FISCAL PERIODS

    The pro forma data presented herein is derived from the consolidated balance sheet and consolidated statement of operations of View Tech as of December 31, 1996 and for the twelve months then ended, and from the unaudited consolidated balance sheet as of September 30, 1997 and the consolidated statement of operations for the nine months then ended. The financial data presented for Vermont Telecommunications Network Services, Inc. ("VTNSI") is derived from the audited financial statements of VTNSI for the year ended December 31, 1996 and from the compiled financial statements for the nine months ended September 30, 1997. View Tech acquired VTNSI, effective November 1, 1997 and completed the transaction on November 21, 1997. The acquisition was accounted for by View Tech utilizing the purchase method accounting.

2.  STOCKHOLDERS' EQUITY

    The pro forma adjustments to common stock, paid in capital, treasury stock and retained earnings as of September 30, 1997 reflect the elimination of the equity accounts of VTNSI as a result of applying purchase accounting and the issuance of 62,112 shares of View Tech common stock valued at $6.44 in connection with the acquisition.

3.  ACQUISITION PRICE AND GOODWILL

    The pro forma adjustments shown in the accompanying consolidated balance sheet as of September 30, 1997 and in the consolidated statement of operations for the twelve months ended December 31, 1996 and the nine months ended September 30, 1997, include the effects of the acquisition as follows: (a) the issuance of 62,112 shares of View Tech common stock valued at $6.44 per share, or $400,000; (b) payment of $2 million in cash, which was obtained under View Tech's revolving line of credit, the issuance of a promissory note for $250,000 and the interest expense related to such borrowings; (c) the recording of estimated goodwill of $2,258,740, and (d) the amortization of goodwill of $112,937 and $84,703, for the twelve months and nine months ended December 31, 1996 and September 30, 1997, respectively. The total estimated goodwill recognized of $2,258,740 resulting from the acquisition of VTNSI will be amortized on a straight line basis over 20 years.

    Pursuant to the Asset Purchase Agreement, dated November 21, 1997 (the "Purchase Agreement"), as of the closing date, the seller received a contingent note payable of $250,000. The Company is obligated to pay such contingent note if VTNSI achieves operating income during calendar 1998 equal to or greater than $700,000. In addition, the seller is entitled to receive 40% of all operating income generated by VTNSI in excess of $900,000 for each of the years ending December 31, 1998, 1999 and 2000. The pro forma information presented herein do not show the effects of such contingent payments due to the fact that there can be no assurance that such operating results can or will be achieved.

                                VIEW TECH, INC.
         NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)

4.  WEIGHTED AVERAGE SHARES OUTSTANDING

    The weighted average number of shares shown in the statement of operations for the twelve months and nine months ended December 31, 1996 and September 30, 1997 includes the actual weighted average shares outstanding for View Tech for each period and the effects of issuing the 62,112 shares of View Tech common stock in connection with the acquisition of VTNSI.

5.  PROVISION FOR INCOME TAXES

    VTNSI was an S Corporation and as such VTNSI was generally not subject to federal income taxes. Instead the sole stockholder was taxed on his respective share of VTNSI income at the stockholder's individual federal and state income tax rates. Accordingly, there was no provision for federal income taxes recorded by VTNSI for the year ended and nine months ended December 31, 1996 and September 30, 1997, respectively. The operating results for each period presented do not include a pro forma provision for income taxes due to the fact that View Tech, during such periods, had net operating loss carryforwards to offset the tax provision relating to such results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VIEW TECH, INC.



January 31, 1998                    /s/  David A. Kaplan
----------------                    ---------------------------
Date                                David A. Kaplan
                                    Senior Vice President
                                     of Finance and Operations

EXHIBIT INDEX

                                                                                   Sequentially
Exhibit No.        Description                                                     Numbered Page
------------------------------------------------------------------------------------------------

23.1               Consent of McSoley McCoy & Co., filed herewith                             23

99.1               Press release announcing completion of the acquisition, dated              24
                    November 13, 1997.